UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2024
____________________________
Cumulus Media Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

780 Johnson Ferry Road NE, Suite 500	Atlanta	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CMLS	Nasdaq Global Market
Class A common stock purchase rights	N/A	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 8.01 - Other Events.
On February 27, 2024, Cumulus Media Inc. (the "Company") issued a press release announcing that its subsidiary, Cumulus Media New Holdings Inc. (the “Issuer”), has commenced an offer to exchange (the "Exchange Offer") any and all of the Issuer’s outstanding 6.750% Senior Secured First-Lien Notes due 2026 (the "Old Notes") for new 8.750% Senior Secured First-Lien Notes due 2029 ("New Notes") to be issued by the Issuer. Holders who validly tender and do not validly withdraw their Old Notes prior to 5:00 p.m. New York City Time, on March 11, 2024 (the "Early Tender Time") will be eligible to receive $800.00 principal amount of New Notes, per $1,000 principal amount of Old Notes tendered, which includes an early tender premium of $30.00 in principal amount of New Notes per $1,000 principal amount of Old Notes tendered (the "Early Tender Premium"). Holders who validly tender and do not validly withdraw their Old Notes after the Early Tender Time and at or prior to the Expiration Time (as defined in the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.) will not be eligible to receive the Early Tender Premium and will only be eligible to receive $770.00 principal amount of New Notes. The Issuer will pay accrued and unpaid interest to, but excluding, the settlement date, which is as soon as practicable after the Expiration Time, in cash, to holders of Old Notes accepted for exchange pursuant to the Exchange Offer.
Concurrently with the Exchange Offer, the Issuer is soliciting consents (the "Consent Solicitation") from registered holders of Old Notes with respect to certain amendments to the indenture governing the Old Notes (the "Old Notes Indenture"), dated as of June 26, 2019, to eliminate substantially all of the restrictive covenants contained in the Old Notes Indenture and the Old Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including those relating to future guarantors and defeasance, subordinate the lien on the collateral securing the Old Notes (in the event the Total Collateral Release (as defined below) does not occur) to the lien on the collateral securing the New Notes and either the Old Term Loans (as defined below, assuming the Term Loan Exchange Offer (as defined below) is not consummated) or the New Term Loans (as defined below, assuming the Term Loan Exchange Offer is consummated), permit release of certain guarantors that are not Significant Subsidiaries (as defined in the Old Notes Indenture) from their guarantees of the Old Notes and such guarantors’ assets from the lien securing the Old Notes. These certain amendments will also release all of the collateral securing the Old Notes (the "Total Collateral Release") if consents from holders representing at least 66.67% of the Old Notes are received. The Company is making the Exchange Offer and Consent Solicitation pursuant to the terms of and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated February 27, 2024.
Also concurrently with the Exchange Offer, the Issuer is offering lenders under its senior secured term loans (the "Old Term Loans") borrowed under its credit agreement, dated as of September 26, 2019 (the "Old Term Loan Credit Agreement"), to exchange their Old Term Loans for new senior secured term loans (the "New Term Loans") borrowed under a new credit agreement (such exchange, the "Term Loan Exchange Offer"), and in connection therewith deliver consents for certain proposed amendments to the Old Term Loan Credit Agreement. The Exchange Offer is not an offer to participate in the Term Loan Exchange Offer.
The foregoing is a summary of the material terms of the Exchange Offer and does not purport to be complete, and is subject to, and qualified by, the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.
The New Notes have not been and will not be registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 constitutes an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.
Forward-Looking Statements
Certain statements in this release may constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to our future operating, financial, and strategic performance and our plans and objectives, including with regard to returning capital to shareholders. Any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to differ from those contained in or implied by the forward-looking statements as a result of various factors. Such factors include, among others, risks and uncertainties related to the Issuer’s ability to consummate the Exchange Offer and the Consent Solicitation and/or the Term Loan Exchange Offer, the Company’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and the Company’s ability to achieve the benefits contemplated by the Exchange Offer and the Consent Solicitation and/or the Term Loan Exchange Offer. We are subject to additional risks and uncertainties described in our quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" sections contained therein. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control, and the unexpected occurrence or failure to occur of any such events or matters could cause our actual results, performance, financial condition or achievements to differ materially from those expressed or implied by such forward-looking statements. Cumulus assumes no responsibility to update any forward-looking statements, which are based upon expectations as of the date hereof, as a result of new information, future events or otherwise.

Item 9.01 - Financial Statements and Exhibits.
Exhibits.

Number	Exhibit

99.1	Press release, dated February 27, 2024, related to the Exchange Offer and Consent Solicitation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumulus Media Inc.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	February 27, 2024